                                                                    EXHIBIT 99.2

                              HANOVER DIRECT, INC.

                         CORPORATE GOVERNANCE AGREEMENT

         THIS CORPORATE GOVERNANCE AGREEMENT ("AGREEMENT") is entered into as of the 30th day of November, 2003, by and among HANOVER DIRECT, INC., a Delaware corporation (the "COMPANY"), CHELSEY DIRECT, LLC, a Delaware limited liability company ("CHELSEY"), STUART FELDMAN, an individual ("FELDMAN"), REGAN PARTNERS, L.P., a New Jersey limited partnership ("REGAN PARTNERS"), REGAN INTERNATIONAL FUND LIMITED, a corporation organized under the laws of the British Virgin Islands (the "FUND"), and BASIL P. REGAN, an individual ("REGAN") (Chelsey, Feldman, Regan Partners, the Fund and Regan are sometimes hereinafter referred to individually as a "STOCKHOLDER" and collectively as the "STOCKHOLDERS").

                              W I T N E S S E T H:

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Company is consummating the transactions contemplated by that certain Recapitalization Agreement, dated as of November 18, 2003, by and between the Company and Chelsey (the "RECAPITALIZATION AGREEMENT");

         WHEREAS, after giving effect to the Recapitalization Agreement, the capital stock of the Company (the "STOCK") shall be held by the Stockholders in the amounts and percentages set forth on Exhibit A attached hereto; and

         WHEREAS, the Stockholders and the Company desire to promote their mutual interests by agreeing to certain matters relating to the operations of the Company and the disposition of shares of Stock owned by any member of the Regan Group (as such term is hereinafter defined).

         NOW, THEREFORE, in consideration of the mutual promises herein exchanged, together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 Certain Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

                  (a) "Affiliates" shall mean with respect to a Person, any other Person controlling, controlled by or under common control with, such Person, and the term "affiliated with" shall have a meaning correlative with the foregoing.

                  (b) "Board" shall mean the board of directors of the Company.

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                  (c)      "Closing" shall mean the consummation of the
transactions contemplated by the Recapitalization Agreement.

                  (d) "Common Stock" shall mean the shares of common stock, par value $.66-2/3 per share, of the Company, and/or any other security issued in exchange or substitution therefore, and any security issued as a dividend or distribution with respect thereto.

                  (e) "Person" or "person" shall mean an individual, partnership, limited liability company, joint venture, corporation, trust, association, unincorporated organization or other entity and any government or governmental body.

                  (f) "Regan Group" shall mean Regan Partners, the Fund, and Regan, and each of their respective Affiliates.

                  (g) "Series C Preferred Stock" shall mean the shares of Series C Cumulative Participating Preferred Stock, par value $.01 per share, of the Company.

                                   ARTICLE II
                              CORPORATE GOVERNANCE

         2.1 Management. The management of the Company shall be conducted in accordance with the provisions of this Agreement, which are intended to be reflected, to the extent required by applicable law, in the Amended Certificate of Incorporation (the "Certificate of Incorporation") and the By-laws (the "By-laws") of the Company.

         2.2 Board of Directors. From and after the date hereof and continuing for a period of two (2) years after the Closing, each of the Stockholders agrees to take all action necessary, including, but not limited to, the nomination and recommendation as part of the management or nominating committee slate for election of directors, the voting of all of the Stock over which such Stockholder has voting control, the execution of written consents, the calling of special meetings, the removal of directors, the filling of vacancies on the Board, the waiving of notice and the attending of meetings, so as to effect the following:

                  (a) prior to the expiration of the tenth (10th) day following the filing and transmission by the Company of a statement regarding a change in majority of directors pursuant to Rule 14f-1 (the "14F Statement") by the Company with the Securities and Exchange Commission and the transmission to all equity holders of the Company as required by Rule 14f-1 of the Securities Exchange of 1934, as amended, as set forth in the Recapitalization Agreement, the Board shall consist of the following eight (8) members: Martin Edelman, Wayne Garten, Stuart Feldman, William Wachtel, Basil P. Regan, Thomas Shull, David Brown and Robert Masson.

                  (b) after the tenth (10th) day following the filing and transmission of the 14F Statement as set forth in Section 2.2(a), the Board shall consist of nine (9) members (subject to increase pursuant to the terms of the Series C Preferred Stock), designated as follows:

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                           (i)      Chelsey shall designate five (5) members of
the Board (each a "CHELSEY DESIGNEE"). On the date hereof, Chelsey has designated Martin Edelman, Wayne Garten, Stuart Feldman, William Wachtel and Donald Hecht as the initial Chelsey Designees. It is understood and agreed that for a period of two (2) years after the Closing, so long as the Board consists of a majority of members designated by Chelsey, Chelsey will not seek to nominate or propose for nomination or elect any individuals to serve as a member of the Board if the effect thereof would be to cause individuals affiliated or associated with Chelsey (excluding any individuals appointed to the Board solely by the holders of the Series C Preferred Stock pursuant to the terms thereof) to constitute more than five (5) directors of the Board, except that the foregoing limitation shall not apply and Chelsey may nominate or propose for nomination or elect any individuals to serve as members of the Board upon the redemption in full of the Series C Preferred Stock.

                           (ii)     for so long as the Regan Group collectively
owns at least 75% of the outstanding shares of Common Stock owned in the aggregate by such parties (29,128,762 shares of Common Stock) (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares), as of November 10, 2003 (the "OWNERSHIP REQUIREMENT"), Regan Partners shall designate one (1) member of the Board (the "REGAN DESIGNEE"). On the date hereof, Regan Partners has designated Basil P. Regan as the initial Regan Designee. In the event that the Regan Group collectively fails to meet the Ownership Requirement, then if the Regan Designee shall not have resigned within two (2) business days of notice to such effect, the Regan Designee shall be removed from the Board of Directors and the number of directors comprising the Board of Directors shall be set at eight (8).

                           (iii)    the Board shall designate the Chief
Executive Officer of the Company to serve as a member of the Board. On the date hereof, Thomas Shull, the current Chief Executive Officer of the Company, is hereby designated to serve as a director of the Company.

                           (iv)     the Board (acting without the participation
of Messrs. Wachtel and Feldman) shall designate two (2) members of the Board (the "BOARD DESIGNEES"). On the date hereof, the Board has designated David Brown and Robert Masson as the initial Board Designees.

         2.3 Removal. Any director (and/or committee member) designated hereunder shall only be removed from the Board at the written request of the Person (or their successors in interest) that designated such director (and/or committee member) in accordance with Sections 2.2 and 2.4, as the case may be, or if any such director is required to be removed in the exercise of the fiduciary duty of the Board and, in either such event, or in the event any Person for any reason ceases to serve as a member of the Board (and/or any committee) during such director's term of office, the resulting vacancy shall be filled as promptly as practicable by an individual designated by the Person (or their successors in interest) that designated such vacating director (and/or committee member), subject to the approval of the Board, not to be unreasonably withheld or delayed.

         2.4 Designation of Transactions Committee. Concurrent with the execution of the Recapitalization Agreement, the Board approved a new charter for the Transactions Committee.

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The Board shall maintain the Transactions Committee at least until the earlier to occur of: (a) the redemption in full of the Series C Preferred Stock, or (b) two (2) years after the Closing. The Transactions Committee shall consist of three (3) members, one (1) of whom shall be designated by Chelsey; one (1) of whom shall be designated by Regan Partners, and one (1) of whom shall be designated jointly by Chelsey and Regan Partners. On the date hereof, Martin Edelman (Chelsey designee), Basil P. Regan (Regan designee) and David Brown (designated jointly) shall serve as the initial members of the Transactions Committee. In the event any Person designated in accordance with this Section
2.4 to serve as a member of the Transactions Committee for any reason ceases to serve as a member of the Board or a member of the Transactions Committee, the resulting vacancy on the Transactions Committee shall be filled as promptly as practicable by an individual designated by the Person(s) (or their successors in interest) which designated such vacating member of the Transactions Committee. The unanimous consent of all members of the Transactions Committee is required for any and all actions to be taken thereby, which consent may not under any circumstances be overturned by the Board. In the event that the members of the Transactions Committee are unable to unanimously agree on any matter presented to them for consideration during the first five (5) months following the execution of the Recapitalization Agreement, such matter shall be determined by the affirmative vote of no less than six (6) members of the Board for so long as the Board consists of nine (9) members, and thereafter such matter shall be determined by the affirmative vote of a majority of the Board. The right of Regan Partners to designate a member of the Transactions Committee shall terminate if the Regan Group collectively fails to meet the Ownership Requirement. In the event that the right of Regan Partners to designate a member of the Transaction Committee terminates, (a) if the designee of Regan Partners shall not have resigned within two (2) business days of notice that such right has terminated, the designee of Regan Partners shall be removed from the Transactions Committee and the size of the Transactions Committee shall be reduced to two (2) members until such time as a successor is designated by the Board as set forth in clause (b) (when the size of the Transactions Committee shall be restored to three (3) members) and (b) thereafter the member formerly designated jointly by Chelsey and Regan Partners and a successor to the designee of Regan Partners shall each be designated by the Board (acting without the participation of William Wachtel and Stuart Feldman).

         2.5 Constitution of Other Committees. For so long as each of the following continues to serve as a member of the Board, he shall serve as a member of the Committee(s) of the Board, as follows: the members of the Executive Committee shall be Stuart Feldman (Chairman), Martin Edelman and Basil
P. Regan; the members of the Audit Committee shall be Robert Masson (Chairman), Wayne Garten, David Brown and Donald Hecht; the members of the Compensation Committee shall be David Brown (Chairman), Wayne Garten and Stuart Feldman; the members of the Nominating Committee shall be William Wachtel (Chairman), Wayne Garten and Thomas Shull; and the members of the Transactions Committee shall be as set forth in Section 2.4 above, with Martin Edelman serving as the Chairman of such committee.

         2.6 Expense Reimbursement. The out-of-pocket expenses actually incurred by the Persons serving as directors of the Company that are not employees of the Company in


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

connection with attending any meetings of the Board or any committee thereof (including the Transactions Committee) shall be paid by the Company.

         2.7 Officers. (a) The Chief Executive Officer of the Company shall be Thomas Shull until his successor shall have been duly elected and shall have qualified in accordance with Section 2.7(b).

                  (b) The Board may appoint such additional officers as it may from time to time determine. Officers shall serve at the pleasure of the Board and the Board may remove any officer with or without cause at any time, and from time to time, subject to the provisions of the employment agreement (if any) of such officer, and any vacancy shall be filled by the Board, except that prior to the expiration of one-hundred fifty (150) days after November 18, 2003, the Board shall not terminate the employment of the Chief Executive Officer of the Company, unless such termination is approved by the affirmative vote of at least six (6) members of the Board.

                                   ARTICLE III
                                  MISCELLANEOUS

         3.1 Termination. This Agreement shall terminate upon the dissolution of the Company or upon the unanimous agreement in writing of all the Stockholders. Notwithstanding the death of any Stockholder or the disposition by a Stockholder of all shares of Stock owned by such Stockholder, this Agreement shall nonetheless continue and remain in full force and effect in accordance with its terms and conditions between and among the remaining Stockholders, the heirs of the deceased Stockholder and the Company. A person shall cease to be a "Stockholder" hereunder at such time as the Stockholder disposes of all his Stock.

         3.2 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to the appropriate parties at the addresses set forth on Exhibit A attached hereto or such other address or facsimile number as such party may hereafter specify for such purpose by notice to the other parties in the manner specified herein. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified on Exhibit A and a facsimile confirmation is received or (ii) if given by mail, at the earliest of its receipt or five (5) days after the same has been deposited in a regularly maintained receptacle for the deposit of U.S. mail, addressed and postage paid as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section.

         3.3 Gender and Use of Singular and Plural. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties, or their personal representatives, successors and assigns may require.

         3.4 Further Assurances. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

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

         3.5 No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder or seeking any remedy with respect to a breach hereof shall operate as a waiver thereof or of any other right, power or privilege nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         3.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         3.7 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to principles of conflicts of law (other than Section 5-1401 of the General Obligations Law of the State of New York).

         3.8 Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the Southern District of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 3.2 shall be deemed effective service of process on such party.

         3.9 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         3.10 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument provided no party shall be bound unless and until the Stockholders and the Company have each signed a counterpart hereof. Facsimile transmissions of any executed original documents and/or retransmission of any executed facsimile transmission shall be deemed to be the same as the delivery of an executed original. At the written request of any party hereto, the other parties hereto shall confirm facsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.

         3.11 Entire Agreement. This Agreement and the Recapitalization Agreement and the agreements contemplated thereby constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the transactions

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

contemplated herein. No provision of this Agreement or any other agreement contemplated hereby is intended to confer on any Person other than the parties hereto any rights or remedies.

         3.12 Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         3.13 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable (a "Determination"), the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a Determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

         3.14 Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the Stockholders.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

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

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    COMPANY:

                                    HANOVER DIRECT, INC.

                                    By: /s/ Thomas C. Shull
                                        ____________________________________
                                        Name:  Thomas C. Shull
                                        Title: President

                                    STOCKHOLDERS:

                                    CHELSEY DIRECT, LLC

                                    By: /s/ William B. Wachtel
                                        ____________________________________
                                        Name:
                                        Title:

                                     /s/ Stuart Feldman
                                    ________________________________________
                                    Stuart Feldman

                                    REGAN PARTNERS, L.P.

                                    By: /s/ Basil P. Regan
                                        ____________________________________
                                        Name:  Basil P. Regan
                                        Title: General Partner

                                    REGAN INTERNATIONAL FUND LIMITED

                                    By: Regan Fund Management Ltd.


                                    By: /s/ Basil P. Regan
                                        ______________________________
                                        Basil P. Regan
                                        President

                                    /s/ Basil P. Regan
                                    __________________________________
                                    Basil P. Regan


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

                                   EXHIBIT A

                                                                         Number of        Percentage
Stockholders               Address                  Class of Stock      Shares Owned       of Class
------------               -------                  --------------      ------------       --------
Chelsey Direct, LLC        712 Fifth Avenue              Common         111,304,721            50.5%
                           45th Floor                    Class C            564,819             100%
                           New York, NY  10019

Stuart Feldman             712 Fifth Avenue              Common             160,900              .7%
                           45th Floor
                           New York, NY  10019

Regan Partners, L.P.       32 East 57th Street           Common          26,787,350(1)         12.2%
                           20th Floor
                           New York, NY  10022

Regan International        c/o Hemisphere                Common          10,986,100             4.9%
Fund Limited               Management Limited
                           Hemisphere House
                           9 Church Street
                           P.O. Box HM 951
                           Hamilton HM DX,
                           Bermuda

Basil P. Regan             32 East 57th Street           Common           1,064,900(2)           .5%
                           20th Floor
                           New York, NY  10022





--------
(1)      1,879,800 of such shares are held in a managed account.
(2)      Includes options to acquire 110,000 shares of Common Stock.





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